United states

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A No. 1

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2015

ETHAN ALLEN INTERIORS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

                                            Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to the Current Report on Form 8-K filed on January 30, 2015 (the “Form 8-K”) is being filed solely to file the correct version of Exhibit 99.2. A wrong version of Exhibit 99.2 was previously filed with the Form 8-K. No other change is effected by this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits.

Exhibit	Description
99.1	Resolution of the Board of Directors dated January 27, 2015 ratifying the resolution of the Compensation Committee Amending the Amended and Restated 1992 Stock Option Plan (previously filed).
99.2	Amended and Restated 1992 Stock Option Plan further amended as of January 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.

Date: February 9, 2015	By:	/s/ Eric D. Koster
Eric D. Koster
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Resolution of the Board of Directors dated January 27, 2015 ratifying the resolution of the Compensation Committee Amending the Amended and Restated 1992 Stock Option Plan (previously filed).
99.2	Amended and Restated 1992 Stock Option Plan further amended as of January 27, 2015.